Centerstone Investors Fund

Class A (Symbol: CETAX)

Class C (Symbol: CENNX)

Class I (Symbol: CENTX)

Centerstone International Fund

Class A (Symbol: CSIAX)

Class C (Symbol: CSINX)

Class I (Symbol: CINTX)

Supplement dated November 25, 2020

to the Prospectus and Statement of Additional Information (“SAI”)

dated July 30, 2020, for Centerstone Investors Fund and Centerstone International Fund

(each a “Fund” and together, the “Funds”),

each a series Centerstone Investors Trust

The following information supplements and supersedes any information to the contrary contained in the Funds’ Prospectus and/or Statement of Additional Information.

On November 20, 2020, the Board of Trustees (the “Board”) of Centerstone Investors Trust (the “Trust”), on behalf of each Fund, unanimously approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which each Fund would reorganize into a newly created series (each, a “New Fund”) of Northern Lights Fund Trust III (the “Reorganizations”). The purpose of the Reorganizations is to move the Funds from the current Trust into the larger Northern Lights Fund Trust III in an attempt to gain operational efficiencies and to potentially lower shareholder expenses in the future as the Funds’ assets increase. Centerstone Investors, LLC (the “Adviser”), the investment adviser to the Funds, will continue to serve as the investment adviser to each New Fund following the Reorganizations. The investment objectives, policies and restrictions and principal strategies and risks for each New Fund will be substantially identical to those of the corresponding Fund, and each New Fund will be managed by the same portfolio managers.

Based on the information requested by the Board and provided to it by the Adviser, the Board, including a majority of the Trustees who are not “interested persons” of the Trust, unanimously concluded that participation by each Fund in the applicable Reorganization is in the best interests of such Fund and its shareholders and that the interests of such Fund’s shareholders will not be diluted as a result of the Reorganization. The Plan was also approved by the Northern Lights Fund Trust III’s Board of Trustees on November 23, 2020.

Each Reorganization is commonly referred to as a “shell” reorganization, because: (i) the applicable New Fund, which mirrors the corresponding Fund, has been created for the purpose of receiving the assets of the Fund and (ii) the applicable New Fund will have carried on no business activities prior to the Reorganization. Under the terms of the Plan, each Fund will transfer all of its assets to the corresponding New Fund in exchange solely for shares of such New Fund and the assumption by such New Fund of all of the liabilities of the Fund. Each Fund will then distribute to its shareholders, pro rata, all of the New Fund shares received by the Fund in complete liquidation and termination of each Fund as a series of the Trust.

As a result of each Fund’s Reorganization, each shareholder of each class of such Fund will become a shareholder of the applicable class of the corresponding New Fund and will receive shares of the corresponding New Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s shares of such Fund as of the closing of the Reorganization, as more fully described in the Plan. It is expected that the Reorganizations will be treated as tax-free reorganizations for federal income tax purposes.

Each Fund’s Reorganization requires the approval of such Fund’s shareholders, and each Fund’s Reorganization is contingent upon the other Fund’s Reorganization being approved by such other Fund’s shareholders. Prior to the closing of the Reorganizations, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Funds’ current Prospectus. A redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes, which would be taxable to a shareholder that holds the shares in a taxable account.

Shareholders of the Funds should consult their tax advisers regarding possible tax consequences to them of the applicable Reorganization or of any redemptions of Fund shares, including possible state and local tax consequences. Each Reorganization is expected to close in the first quarter of 2021, subject to the fulfillment of closing conditions, including the shareholder approvals discussed above.

The foregoing is not an offer to sell, nor a solicitation to buy, shares of the New Funds, nor is it a solicitation of any proxy. Shareholders of record for each of the Funds, as of December 2, 2020, will be receiving a proxy statement, and/or an “Important Notice Regarding the Availability of Proxy Materials,” that provides additional information regarding the proposed Reorganizations. The proxy statement, and any other documents filed by the Trust or the Funds with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or by calling the Funds at 1-877-314-9006. Investors should read the proxy statement carefully because it contains important information. For more information please call 1-877-314-9006.

Please retain this Supplement with your Prospectus and Statement of Additional Information dated for future reference. These documents are available upon request and without charge by calling the Funds at 1-877-314-9006.